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                                                                  EXHIBIT 23.2


                      Consent of Independent Accountants


     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Valley National Corporation 401(k)/Profit Sharing Plan of our report, dated January 17, 1997, with respect to the financial statements of Valle de Oro Bank, N.A., included in Form 10-KSB for 1998, filed with the Securities and Exchange Commission.

PricewaterhouseCoopers LLP


San Diego, California
March 29, 1999